                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported)   June 1, 2000


                              Hooper Holmes, Inc.

                ------------------------------------------------
               (Exact name of registrant as specified in charter)

        New York                     1-9972                    22-1659359

----------------------------       -----------              ------------------
(State or other jurisdiction       (Commission                (IRS Employer
    of incorporation)              File Number)             Identification No.)

               170 Mt. Airy Road, Basking Ridge, New Jersey 07920

            ------------------------------------------------------
               (Address of principal executive officers)   (zip)

       Registrant's telephone number, including area code   908/766-5000


                                      None

        --------------------------------------------------------------
         (Former names or former address, if change since last report.)

                                    FORM 8-K



Item 5.   Other Events.

     On June 1, 2000, Hooper Holmes, Inc. (the "Company") issued a press release announcing that its Board of Directors has authorized the Company to repurchase up to 2.5 million shares of its issued and outstanding Common Stock during this calendar year at prevailing market prices pursuant to SEC Rule 10b-18, for the purpose of funding the Company's employee stock purchase plan, its stock option plans and other corporate purposes.


Item 7.     Financial Statements and Exhibits.

      (c)   Exhibits

      99.1  Press Release dated June 1, 2000.



                                   SIGNATURES



          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          Hooper Holmes, Inc.



                                          By:/s/ Robert William Jewett
                                             ----------------------------
                                             Robert William Jewett
                                             Senior Vice President,
                                             General Counsel & Secretary

Date:  June 7, 2000

                                 EXHIBIT INDEX


              Exhibit Number                        Description
              --------------                        -----------


                   99.1                   Press Release June 1, 2000